Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Preferred Stock Shares Authorized	10,000,000	10,000,000
Preferred Stock Par Or Stated Value Per Share	$ 0.0001	$ 0.0001
Preferred Stock Shares Issued	4,540	4,540
Common Stock Shares Authorized	250,000,000	250,000,000
Common Stock Shares Issued	40,517,413	40,517,413
Common Stock Par Or Stated Value Per Share	$ 0.0001	$ 0.0001